UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2025
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-193376-17
Central Index Key Number of issuing entity: 0001634976

COMM 2015-CCRE22 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-193376
Central Index Key Number of depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001497973
The Bank of New York Mellon
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 47-3487694
Upper Tier Remic 47-3541770
Grantor Trust 47-6922969
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04. Failure to Make a Required Distribution.

On July 1, 2025, the Depositor received notice from the Certificate Administrator of a payment revision to the Class A-M and Class B Certificateholders relating to the June 12, 2025 distribution, resulting in an additional principal payment to the Class A-M Certificateholders in an amount equal to $48,700,060.03 and an additional interest payment to the Class B Certificateholders in an amount equal to $643,433.44.
The additional principal payment to the Class A-M Certificateholders and the additional interest payment to the Class B Certificateholders were made on July 2, 2025 and resulted from curtailment payments on the
Wells Fargo Atlanta Mortgage Loan, the Wells Fargo Winston-Salem West End I Mortgage Loan, the Wells Fargo
Columbia Mortgage Loan and the Wells Fargo Winston-Salem West End II Mortgage Loan (Loan Numbers 3, 4, 5
and 7, respectively, on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on March 25, 2015 pursuant to Rule 424(b)(5)) received by the Certificate Administrator from the Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Managing Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date: July 3, 2025